UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2006
The Enstar Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	0-07477	63-0590560

(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)
401 MADISON AVENUE
MONTGOMERY, ALABAMA 36104
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (334) 834-5483
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On May 10, 2006, The Enstar Group, Inc. issued a press release (“Press Release”) announcing its financial results for the first quarter of 2006. A copy of the Press Release is attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits.
          99.1     Text of the Press Release of The Enstar Group, Inc., dated May 10, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 10, 2006

THE ENSTAR GROUP, INC.

	By:	/s/ Cheryl D. Davis

Cheryl D. Davis Chief Financial Officer, Vice President of Corporate Taxes and Secretary